UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): September 29, 2006

                         Alternative Loan Trust 2006-J6
                         ------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-131630-51

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

             Delaware                                    87-0698307
             --------                                    ----------
   (State or Other Jurisdiction                       (I.R.S. Employer
of Incorporation of the depositor)          Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                      91302
---------------------                                     ---------
(Address of Principal                                     (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              ------------

On September 29, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-J6. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On September 8, 2006, The Bank of New York, not in its individual capacity, but solely as the trustee for the Supplemental Interest Trust for Alternative Loan Trust 2006-J6 (in such capacity, the "Supplemental Interest Trustee") entered into an interest rate corridor contract (a "Corridor Contract"), as evidenced by a confirmation (a "Confirmation"), dated September 12, 2006, between the Trustee and Bank of America, N.A. (the "Counterparty"). The Confirmation is annexed hereto as Exhibit 99.2.

On March 27, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of March 27, 2006, among the Company, CHL, CWABS, Inc. ("CWABS"), CWMBS, Inc. ("CWMBS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.3.

Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    --------------------------------

         Not applicable.

(c)  Shell Company Transactions.
     ---------------------------

(d) Exhibits.
    ---------

Exhibit No.       Description
-----------

       99.1 The Pooling and Servicing Agreement, dated as of September 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

       99.2 A Confirmation, dated September 12, 2006, between the Counterparty and the Supplemental Interest Trustee.

       99.3 The Item 1115 Agreement, dated as of March 27, 2006, among the Company, CHL, CWABS, CWMBS, CWHEQ and the Counterparty.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.


                                                      By: /s/ Darren Bigby
                                                         -----------------
                                                      Darren Bigby
                                                      Vice President


Dated:  October [  ], 2006

                                  Exhibit Index
                                  -------------



Exhibit
-------

99.1 The Pooling and Servicing Agreement, dated as of September 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 A Confirmation, dated September 12, 2006, between the Counterparty and the Supplemental Interest Trustee.

99.3 The Item 1115 Agreement, dated as of March 27, 2006, among the Company, CHL, CWABS, CWMBS, CWHEQ and the Counterparty.